UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):	December 13, 2023

INCOME OPPORTUNITY REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-14784	75-2615944
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	469-522-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	IOR	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ('230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ('240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 - Submission of Matters to the Vote of Security Holders

On December 13, 2023, the Annual Meeting of Stockholders of Income Opportunity Realty Investors, Inc. (“IOR” or the “Issuer” or the “Registrant”) was held, following a solicitation of proxies, pursuant to a Notice of Annual Meeting and related Proxy Statement, dated November 9, 2023, distributed in accordance with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended. On the record date of November 3, 2023, a total of 4,168,214 shares of Common Stock were outstanding, with each share entitled to cast one vote.

At the meeting, proxies representing at least 3,864,755 shares (92.71% of the outstanding) appeared and were cast, thereby establishing a quorum present in person or by proxy. It was noted that, of the 4,168,214 outstanding shares of Common Stock, 3,232,077 shares are held in DTC/CEDE accounts.

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstention and broker non-votes:

Nominee Name	No. of Votes For	Of Shares Voted, % For	No. of Votes Withheld	No. of Votes Abstained	Broker Non- Votes
Henry A. Butler	3,752,954	90.03%	111,751	-	-0-
Robert A. Jakuszewski	3,751,115	89.99%	113,590	-	-0-
Ted R. Munselle	3,740,167	89.73%	124,538	-	-0-
Fernando Victor Lara Celis	3,751,205	89.99%	113,500	-	-0-

All of the nominees named above, each of which is currently a director of the Registrant, were elected at such Annual Meeting.

The second matter presented at the Annual Meeting was the ratification of the appointment of Swalm & Associates, P.C. as the independent registered public accounting firm for the Registrant for the fiscal year ending December 31, 2023, and any interim period. A total of 3,793,377 votes were cast FOR, 59,316 votes were cast AGAINST, and 12,012 votes ABSTAINED from voting with respect to such proposal. There were no broker non-votes.

The third matter presented to the Annual Meeting was the approval of a proposal to amend Article TENTH, Subpart C of the Articles of Incorporation, which was approved by a vote of 3,747,330 votes cst FOR, 97,178 votes were cast AGAINST and 20,194 votes ABSTAINED. There were no broker non-votes.

The fourth matter presented at the Annual Meeting was a Stockholder proposal to initiate winding up and liquidation of the Issues which failed by a vote of 153,414 votes FOR (only 3.68%), 3,698,987 votes AGAINST (over 96%), with 12,304 votes ABSTAINED.

The Annual Meeting of the Board of Directors was held on the following day, December 14, 2023. At such meeting, Henry A. Butler was reelected Chairman of the Board and Ted Munselle was appointed as the Presiding Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 15, 2023

INCOME OPPORTUNITY REALTY
INVESTORS, INC.

By:	/s/ Erik L. Johnson
Erik L. Johnson, Executive Vice President
and Chief Financial Officer